UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 10, 2014

Jive Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35367	42-1515522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 Lytton Avenue, Suite 200

Palo Alto, California 94301

(Address of principal executive offices) (Zip code)

(650) 319-1920

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Departure of Named Executive Officer

On September 10, 2014, Brian Roddy informed management of his decision to resign as the Executive Vice President of Engineering of Jive Software, Inc. (the “Company”) effective as of October 31, 2014. The Company’s current VP of Engineering, Ilan Twig, will act as Interim Head of Engineering while the Company conducts a search for Mr. Roddy’s replacement. Mr. Roddy will assist with the transition of his responsibilities through October 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JIVE SOFTWARE, INC.

By:	/s/ Bryan J. LeBlanc
Bryan J. LeBlanc
EVP & Chief Financial Officer

Dated: September 15, 2014